UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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TigerLogic Corporation
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TIGERLOGIC CORPORATION
25A Technology Drive, Suite 100
Irvine, California 92618

Notice of Annual Meeting of Stockholders and Important Notice Regarding the
Availability of Proxy Materials for the Stockholder Meeting to Be Held on

February 23, 2012
To the Stockholders of TigerLogic Corporation:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), will be held at the Sheraton Sunnyvale Hotel located at 1100 North Mathilda Avenue, Sunnyvale, CA 94089, on Thursday, February 23, 2012 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:
1.    To elect two (2) Class I directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;
2.    To approve and adopt the TigerLogic Corporation 2011 Amended and Restated Employee Stock Purchase Plan;
3.    To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2012; and
4.    To transact such other business as may properly come before the meeting or any adjournment thereof.
Only stockholders of record at the close of business on January 6, 2012 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 25A Technology Drive, Suite 100, Irvine, California 92618, for a period of ten (10) days prior to the Annual Meeting.
A copy of the Company's Annual Report for the fiscal year ended March 31, 2011, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.
STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.
The Proxy Statement and Annual Report are also available at www.cfpproxy.com/4347
By Order of the Board of Directors,

Richard W. Koe
Chairman of the Board
Irvine, California
January 20, 2012

TIGERLOGIC CORPORATION
25A Technology Drive, Suite 100
Irvine, California 92618
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
This Proxy Statement is furnished by the Board of Directors of TigerLogic Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Thursday, February 23, 2012, at 10:00 a.m. local time, at the Sheraton Sunnyvale Hotel located at 1100 North Mathilda Avenue, Sunnyvale, CA 94089, and at any adjournments or postponements thereof. Our principal executive office is located at 25A Technology Drive, Suite 100, Irvine, California 92618 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.
This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about January 20, 2012, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.
GENERAL INFORMATION ABOUT THE MEETING
The close of business on January 6, 2012 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company's outstanding voting securities consisted of 28,164,347 shares of Common Stock, which were held by approximately 131 stockholders of record.
Holders of a majority of the Company's outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.
Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.
Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.
Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board:
“FOR” the election of Douglas G. Marshall and Philip D. Barrett as Class I directors to serve a term of three (3) years expiring at the Annual Meeting of Stockholders following the fiscal year ending on March 31, 2014 or until their successors are duly elected and qualified.

“FOR” approval and adoption of the TigerLogic Corporation 2011 Amended and Restated Employee Stock Purchase Plan.

“FOR” ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2012.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.
You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company; (ii) filing a duly executed proxy bearing a later date with the Company; or
(iii) attending the Annual Meeting and voting in person.
The costs of this solicitation, including the preparation, assembly, web hosting, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE
ELECTION OF DIRECTORS

General
The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at six (6) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.
At the Annual Meeting, two (2) individuals will be elected as Class I directors to serve for a three (3) year term or until their successors are duly elected and qualified. The Board has nominated Douglas G. Marshall and Philip D. Barrett for election as Class I directors at the Annual Meeting.
The Board knows of no reason why the nominee would be unable or unwilling to serve, but if the nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of the nominee.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD.
Voting Information
Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from the nominees. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominees unless instructions to the contrary are indicated in the enclosed proxy.
Each nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.
Nominees and Current Directors
The following table sets forth the names, ages, as of December 31, 2011, and committee memberships of the current directors of the Company, the dates they joined the Board and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires(1)
Douglas G. Marshall (2,3,4).......................................................................................	55	1998	2011
Philip D. Barrett (3)....................................................................................................	55	2007	2011
Richard W. Koe (2,4,5)...............................................................................................	55	2003	2012
Douglas G. Ballinger (2,4).........................................................................................	52	2009	2012
Gerald F. Chew...........................................................................................................	51	1998	2013
Nancy M. Harvey (3).................................................................................................	58	2011	2013
_______

(1)	Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on March 31 of such year.

(2)	Member of the Compensation Committee.

(3)	Member of the Audit Committee.

(4)	Member of the Nominating and Corporate Governance Committee.

(5)	Member of the Stock Committee, a subcommittee of the Compensation Committee.

The following is a brief summary of the background of each director:
Mr. Koe was appointed Interim President and Chief Executive Officer on February 26, 2009. Mr. Koe joined the Board of Directors in January 2003 and has served as Chairman since December 2004. Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”), since July 1991. Astoria Capital Partners, L.P. (“Astoria”) is a significant stockholder of the Company, holding a majority of the Company's outstanding Common Stock. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee, a subcommittee of the Compensation Committee. Mr. Koe has significant executive leadership experience having served as President of ACM and Managing General Partner for Astoria and Montavilla Partners, L.P., for over 20 years. This experience, combined with almost 11 years relationship with us as a major shareholder, and over eight years service on our Board of Directors, including as Chairman, uniquely qualifies Mr. Koe to continue to serve as our Interim President and Chief Executive Officer, and as our director.
Mr. Chew was appointed as our Senior Vice President, Corporate and Product Development in September 2011. Mr. Chew joined the Board in July 1998. Since October 2003, Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm. From September 2008 to June 2010, Mr. Chew served as a Senior Vice President at IHS, Inc. (NYSE: IHS), a leading global source of critical information and insight. Mr. Chew served as President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (Nasdaq: MDSI), a provider of mobile workforce management solutions, from April 2001 to March 2002, and served as a director of MDSI from 1995 until April 2001. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Until joining the Company as an employee in September 2011, Mr. Chew served as Chairman of the Audit Committee and served on the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Chew's extensive senior executive experience in publicly listed technology companies, combined with his 13 years of service as a director on our Board, qualifies Mr. Chew to continue to serve as our director.
Mr. Marshall joined the Board in July 1998. Mr. Marshall is the Chief Membership Officer of First Tech Federal Credit Union, a financial services company formed from the merger of Addison Avenue Federal Credit Union and First Tech Credit Union in January 2011. Mr. Marshall joined Addison Avenue Federal Credit Union as its Chief Marketing Officer in July 2008. From November 2001 to June 2008, Mr. Marshall held senior management positions at Washington Mutual, a financial services company, most recently as Senior Vice President of Deposit Strategy and Product Management. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), a financial services company, most recently as Senior Vice President of Brand Management. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Marshall's significant senior management and marketing experience, combined with his 13 years of service as a director on our Board, qualifies Mr. Marshall to continue to serve as our director.
Mr. Barrett joined the Board in November 2007. Mr. Barrett is the Chairman and co-owner of Machine Sciences Corporation, a private company he co-founded in July 2001 that specializes in the manufacturing of high precision machine parts for the aerospace and optics industries. Mr. Barrett also serves as Managing Partner of Barrett Hill Vineyards and Winery, a private wine company he founded in March 2005. In addition, Mr. Barrett has been a private investor since 1995. In July 1998, Mr. Barrett was appointed a director of the Company and served as our Chairman from December 1998 until our merger with PickAx, Inc. in November 2000. From January 1995 to November 1998, Mr. Barrett served as President and Owner of Oregon Pro Sport, a company that managed professional sports teams. From January 1991 to February 1994, Mr. Barrett served as President and co-owner of Supra Products, Inc., a manufacturer of high technology access control systems that was sold to Berwind Industries and General Electric in September 1994. Mr. Barrett received his B.A. in Accounting from Seattle Pacific University and his M.B.A. from the University of Rhode Island. Mr. Barrett currently teaches a Business Leadership course at Corban University as an adjunct professor. Mr. Barrett serves on the Audit Committee. The Board believes Mr. Barrett's broad entrepreneurship and technology experience qualifies Mr. Barrett to continue to serve as our director.
Mr. Ballinger joined the Board in September 2009. Mr. Ballinger is President of PageDNA, a privately held company based in Redwood City, CA specializing in web-to-print software. Mr. Ballinger founded PageDNA in April 1997. From September 1991 to March 1997, Mr. Ballinger was a principal of Metagraphic, Inc., a Palo Alto based digital pre-media firm, and prior to that he was in sales with Pacific Lithograph Company of San Francisco. Mr. Ballinger holds a B.A. in History from Stanford University. Mr. Ballinger serves on the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Ballinger's executive and management experience in the technology industry qualifies Mr.

Ballinger to continue to serve as our director.
Ms. Harvey joined the Board in September 2011. Ms. Harvey currently serves as an Executive-in-Residence at UChicagoTech, the Office of Technology and Intellectual Property of the University of Chicago, and has been an independent management consultant since April 2010. From January 2008 to March 2010, Ms. Harvey served as Executive Director at Wolfram Research Inc., a developer of technical computing software and other resources, and as Chief Executive Officer of Wolfram Solutions, which provides comprehensive solutions bundling professional services and Wolfram technologies. From December 2005 to December 2007, Ms. Harvey was an independent management consultant. Ms. Harvey served as President and Chief Executive Officer of TenFold Inc. (Nasdaq and OTC Bulletin Board: TENF), a provider of enterprise software solutions and an applications development platform, from January 2001 to November 2005, as a director of TENF from January 2001 to May 2006, as Chief Financial Officer of TENF from April 2002 to November 2005, and as Chief Operating Officer of TENF from July 2000 to January 2001. From October 1997 to May 2000, Ms. Harvey served as Executive Vice President of CSC Health Care Group, a global business vertical within the Computer Sciences Corporation (NYSE:CSC). Ms. Harvey holds a B.A. in Biology and Chemistry from the College of Creative Studies of the University of California, Santa Barbara; a Ph.D. in Chemical Physics from the University of Minnesota; and an M.B.A. from the Wharton School of the University of Pennsylvania. Ms. Harvey serves as Chairperson of the Audit Committee. The Board believes Ms. Harvey's extensive senior executive experience in publicly listed technology companies, combined with her previous directorship experience in a publicly listed technology company, qualifies Ms. Harvey to serve as our director.
To the Company's knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.
The Board's Leadership Structure
The Board believes the interests of all stockholders are best served at the present time through a leadership model with a combined Chairman/Chief Executive Officer position. Mr. Koe, our current Interim President and Chief Executive Officer was our Chairman prior to his appointment as an executive officer and possesses an in-depth knowledge of the Company and its operations in the United States and Europe, and has been instrumental in identifying various growth opportunities. The Board believes that, at least until the successor Chief Executive Officer is identified and appointed, these experiences and other insights put Mr. Koe in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to our stockholders. We do not have a Lead Independent Director. A majority of the Board is comprised of independent directors who provide strong leadership for the Board and each of the committees of the Board. Each independent director has access to the Company's executives, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. The independent directors meet from time to time, as deemed appropriate in their discretion, in their various capacities, and the Audit Committee members meet with our outside auditors on a regular basis. Further, the Board periodically reviews the Company's leadership structure and retains authority to separate the positions of Chairman and Chief Executive Officer at any time.
The Board's Role in Risk Oversight
The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company's business is conducted in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board's oversight of the various risks facing the Company, including strategic and competitive risks, financial risks, legal risks and operational risks.
While the Board is responsible for appropriate risk oversight, Company management is responsible for the day-to-day risk management. The Company has robust processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management programs. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.
The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to the committees, which meet regularly and report back to the full Board. All committees, and especially the Audit Committee, play significant roles in carrying out the risk oversight function. In particular:

•
The Audit Committee oversees risks related to the Company's financial matters, including credit and liquidity risks, the financial statements and reporting process, accounting and legal matters. The Audit Committee members meet separately with representatives of the independent auditors.

•
The Compensation Committee evaluates the risks and rewards associated with the Company's compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

•
The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, and corporate governance profile. The Nominating and Corporate Governance Committee oversees the Company's ethics programs, including the Code of Conduct, and is engaged in overseeing risks associated with succession planning for the Board and management.

Meetings and Committees of the Board of Directors
The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Compensation Committee, a Stock Committee, which is a subcommittee of the Compensation Committee, and a Nominating and Corporate Governance Committee. The following describes each committee, its current membership, the number of meetings held during the fiscal year ended March 31, 2011, and its function. Other than Mr. Koe, all members of these committees are non-employee directors.
The Board held four (4) meetings during the fiscal year ended March 31, 2011. Each director, during his term, attended more than 75% of the meetings of the Board and of the committees and subcommittees on which he served. The Board has determined that all of its directors, other than Mr. Koe and Mr. Chew, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable rules of the listing standards of the NASDAQ Stock Market (“NASDAQ”). Mr. Chew was an "independent" director prior to joining the Company as an employee in September 2011. The Company relies on the “Controlled Company” exemption set forth in Rule 5615(c)(2) of the NASDAQ listing standards because Mr. Koe serves on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company is a “Controlled Company” as defined in such Rule because more than 50% of the voting power of the Company is held by Astoria.
The members of the Audit Committee are Ms. Harvey, Mr. Marshall and Mr. Barrett. The Audit Committee held five (5) meetings during the fiscal year ended March 31, 2011. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Audit Committee are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards. The Board has determined that Nancy M. Harvey qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.
The members of the Compensation Committee are Mr. Koe, Mr. Marshall and Mr. Ballinger.  The Compensation Committee held one (1) meeting during the fiscal year ended March 31, 2011.  The Compensation Committee's scope and authority includes reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters, including the annual goals, objectives and compensation of the Chief Executive Officer and our other executive officers, and administering the Company's equity compensation plans and approving grants of equity compensation under such plans.  The Compensation Committee has the ability to delegate its authority to administer the Company's equity compensation plans to a subcommittee.  The Compensation Committee has delegated to its Stock Committee the authority to grant equity incentives and to determine the terms and conditions of such grants within the terms of the equity compensation plan.
 The Compensation Committee did not retain a compensation consultant to advise them on compensation issues in the 2011 fiscal year.  When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers.  The Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for directors and the other executive officers, but does not delegate authority for such compensation decisions which are determined by the Compensation Committee and the full Board. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Compensation Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The members of the Nominating and Corporate Governance Committee are Mr. Koe, Mr. Marshall and Mr. Ballinger. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2011. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.
The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company's voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to TigerLogic Corporation, attention: Corporate Secretary, 25A Technology Drive, Suite 100, Irvine, California 92618, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person's ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. Mr. Koe, Mr. Chew, Mr. Marshall and Mr. Barrett attended the annual meeting of stockholders on February 24, 2011.
Stockholder Communications with the Board
A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to TigerLogic Corporation, attention Corporate Secretary, 25A Technology Drive, Suite 100, Irvine, California 92618. If such communication is intended for some, but not all, of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the website www.mysafeworkplace.com.
Stockholder Nominations for Director
Our Amended and Restated Bylaws provide that nominations for election to the Board may be made by the Board, any nominating committee of the Board or any stockholder entitled to vote for election of directors at the meeting. A stockholder who wishes to make a nomination must comply with the notice procedures set forth in Section 2.10 of our Amended and Restated Bylaws. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the

Company, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous Annual Meeting of the Stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an Annual Meeting or if the date of the Annual Meeting was changed more than thirty (30) days from the prior year). In the case of our next Annual Meeting, this notice must be received by us no later than October 22, 2012 and no earlier than September 22, 2012. Such notice must include the information specified in Section 2.10 of our Amended and Restated Bylaws, which is posted on our website at www.tigerlogic.com.

PROPOSAL TWO
APPROVAL AND ADOPTION OF
2011 AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, stockholders will be asked to vote on a proposed adoption of the Company's 2011 Amended and Restated Employee Stock Purchase Plan (the “Stock Purchase Plan”). A general description of the principal terms of the Stock Purchase Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Purchase Plan, as proposed to be adopted, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

General Description
In October 2011, the Board adopted, subject to the approval of stockholders at the Annual Meeting, the Stock Purchase Plan by amending and restating the Company's 2001 Employee Stock Purchase Plan (the “2001 Plan”), which otherwise was scheduled to expire by its own terms. The main changes in the Stock Purchase Plan from the 2001 Plan are: (i) to eliminate the ten-year term limit; (ii) to amend the definition of compensation used under the Stock Purchase Plan to include deferrals made under qualified transportation benefit programs; and (iii) to increase the hours per week that an otherwise eligible employee must work in order to be able to participate in the Stock Purchase Plan from more than ten (10) to more than twenty (20). In addition, the Stock Purchase Plan clarifies certain provisions of the 2001 Plan and amends various technical provisions in order to comply with applicable laws.
The total number of shares of the Company's common stock reserved for issuance and available for purchase under Stock Purchase Plan shall not increase from the 2001 Plan and shall remain at 1,000,000 (less any shares already issued under the 2001 Plan). These shares will continue to be subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the Company, and subject to certain limitations under state securities regulations.
As of January 1, 2012, 644,928 shares were issued under the 2001 Plan since its inception, and the number of shares that would remain available for issuance under the Stock Purchase Plan was 355,072. As of January 1, 2012, approximately 64 employees were eligible to participate in the Stock Purchase Plan.
It is the intention of the Company to have the Stock Purchase Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Stock Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Summary of the Stock Purchase Plan
Purpose. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated parents or subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions.
Administration. The Stock Purchase Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board of Directors (the “Plan Administrator”). The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Stock Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the Stock Purchase Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan.
Eligibility. All employees of the Company, and its designated parents or subsidiaries, whose customary employment is for more than five (5) months in any calendar year and more than twenty (20) hours per week are eligible to participate in the Stock Purchase Plan. Employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Stock Purchase Plan are not eligible to participate. Employees who have completed fewer than five (5) business days of service with the Company as of a given enrollment date also are not eligible to participate. In addition, no employee will be granted an option under the Stock Purchase Plan if, (i) immediately after the grant, such employee, taking into account stock owned by any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its designated parents or subsidiaries, or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company and its parents or subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock, determined at the fair market value of the shares at the time such option is granted, for each calendar year in which such option is outstanding at any time.

Purchase of Shares. The Stock Purchase Plan designates offer periods and exercise dates. The Stock Purchase Plan shall be implemented through consecutive offer periods of six (6) months' duration commencing each February 15 and August 15, except that the initial offer period shall commence on the later of (i) February 15, 2012 or the date stockholders' approval of the Stock Purchase Plan has been received by the Company. On the first day of each offer period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the last day of the offer period. When the purchase right is exercised, the employee's withheld salary is used to purchase shares of common stock of the Company. The price per share at which shares of common stock are to be purchased under the Stock Purchase Plan during any offer period is eighty-five percent (85%) of the fair market value of the common stock on the first day of the offer period or eighty-five percent (85%) of the fair market value of the common stock on the last day of the offer period, whichever is lower. If there is a change in the capitalization during an offer period due, for example, to a stock split, stock dividend or stock reclassification, the price per share on the first day of the offer period is proportionally increased or decreased. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over to the next offer period or returned to the participant, if the participant withdraws from the Stock Purchase Plan. Payroll deductions may range from one percent (1%) to ten percent (10%) in whole percentage increments of an employee's regular base salary, overtime, bonuses, annual awards and other incentive payments from the Company or one or more designated parents or subsidiaries. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant's payroll deductions may be decreased to zero percent (0%).
Grant of Option. On the first day of each offer period, each participant shall be granted an option to purchase 1,500 shares of the Company's common stock, (subject to certain limitations described in “Eligibility” and “Purchase of Shares” above). This amount represents the maximum number of shares that a participant may purchase during an offer period and is further limited by the $25,000 limit set forth above under “Eligibility.”
In addition, the maximum number of shares all participants will be able to purchase in an offer period is the number of shares remaining under the Stock Purchase Plan on the enrollment date for that offer period.
Equal Rights and Privileges. All employees granted an option under the Stock Purchase Plan shall have the same rights and privileges.
Withdrawal. A participant may either (1) withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Stock Purchase Plan or (2) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the participant's option under the Stock Purchase Plan. If a participant elects the first withdrawal alternative, all of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, the participant's option for the offer period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the offer period. If a participant elects the second withdrawal alternative, no further payroll deductions for the purchase of shares will be made during the offer period, all of the participant's payroll deductions credited to the participant's account will be applied to the exercise of the participant's option on the last day of that offer period and the participant's option for the offer period will be automatically terminated. If a participant withdraws from an offer period, payroll deductions will not resume at the beginning of the succeeding offer period unless the participant delivers to the Company a new subscription agreement.
Termination of Employment. Upon termination of a participant's employment relationship, at a time more than three (3) months from the last day of the current offer period, the payroll deductions credited to such participant's account during the offer period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated. Upon termination of a participant's employment relationship within three (3) months of the last day of the current offer period, the payroll deductions credited to such participant's account during the offer period, but not yet used to exercise the option, will be applied to the purchase of common stock on the last day of the current offer period, unless the participant, or in the case of participant's death, the person or persons entitled to the participant's account balance, withdraws from the Stock Purchase Plan. In such a case, no further payroll deductions will be credited to the participant's account following the participant's termination of employment and the participant's option under the Stock Purchase Plan will be automatically terminated after the purchase of common stock on the last day of the current offer period.
Death. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Stock Purchase Plan who is living at the time of such participant's death, the Company shall deliver shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed to the knowledge of the Plan Administrator, then the Plan Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Plan Administrator) of the participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the participant, such distribution to be made by the law of descent and distribution.
Nontransferability of Options. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation of a beneficiary as discussed above. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds from an offer period as discussed above.
Adjustments. In the event of any change in the Company's capitalization, such as a stock split, reverse stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, or as the Plan Administrator may determine, in its discretion, an appropriate adjustment shall be made in the number of shares under the Stock Purchase Plan, the number of shares covered by each option which have not yet been exercised, the number of shares which have been authorized for issuance but not yet placed under option and the price per share covered by each outstanding option. Except as the Plan Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment shall be made with respect to, the number of shares of common stock covered by each option under the Stock Purchase Plan which have not yet been exercised, the number of shares of common stock which have been authorized for issuance under the Stock Purchase Plan, but not yet placed under option or the purchase price.
Corporate Transactions. In the event (1) of the consummation of (i) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls the Company or such surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or the entity that controls the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the sale or disposition by the Company of all or substantially all the Company's assets, (2) of the complete liquidation of the Company or (3) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (but excluding any “person” who is the “beneficial owner” of an aggregate of 50% or more of the total voting power of the Company's outstanding securities as of the October 15, 2011 effective date of the Stock Purchase Plan, or any affiliate thereof), each option under the Stock Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the offer period then in progress by setting a new exercise date or an earlier date for termination of the offer period (the “New Exercise Date”).
If the Plan Administrator shortens the offer period then in progress in lieu of assumption in the event of a sale of assets, merger or acquisition of securities as described above, the Plan Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the exercise date for the participant's option has been changed to the New Exercise Date and that either (i) the participant's option will be exercised automatically on the New Exercise Date or (ii) the Company will pay to the participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Plan Administrator that is equal to the difference in the fair market value of the shares subject to the option and the purchase price due had the participant's option been exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the offer period.
Amendment and Termination of the Stock Purchase Plan. The Plan Administrator may at any time and for any reason terminate or amend the Stock Purchase Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Stock Purchase Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Plan Administrator or stockholders may alter or impair any option previously granted under the Stock Purchase Plan without the consent of affected participants. Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during offer periods, change the length of offer periods, determine whether subsequent offer periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. Dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Stock Purchase Plan.
Certain Federal Tax Information
A participant who disposes of any shares received pursuant to the Stock Purchase Plan within two years after the enrollment date (which is the first day of the offer period during which the participant purchased such shares) or within one year after the exercise date (which is the date the shares are purchased), (a “disqualifying disposition”) will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the Stock Purchase Plan at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the offer period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by a participant in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the participant's disposition of the purchased shares. The foregoing summary of the federal income tax consequences of Stock Purchase Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Stock Purchase Plan should consult their own professional tax advisors concerning tax aspects of rights under the Purchase Plan.
New Plan Benefits
The Board has approved the Stock Purchase Plan, however continuance of the Stock Purchase Plan is subject to approval by the stockholders of the Company. The number of purchases, if any, to be made after approval of the Stock Purchase Plan by specific employees or groups thereof, cannot currently be determined as they will depend on the actual purchase price of shares of the Company's common stock in future offering periods, the market value of the Company's common stock on various future dates, the amount of contributions eligible employees elect to make under the Stock Purchase Plan, and similar factors.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2011 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

Voting Information
The Board has approved the adoption of the 2011 Amended and Restated Employee Stock Purchase Plan, subject to the requisite approval by the Company's stockholders. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve and adopt the 2011 Amended and Restated Employee Stock Purchase Plan. No rights shall be granted under the 2011 Amended and Restated Employee Stock Purchase Plan until and unless stockholders approval is obtained.
Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the proposal to approve and adopt the 2011 Amended and Restated Employee Stock Purchase Plan. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote, The Proxy Agents will vote your shares "FOR" approval of the proposal unless instructions to the contrary are indicated in the enclosed proxy.

Information Regarding Equity Compensation Plans

All of the Company's equity compensation plans have been approved by stockholders. The Company's equity compensation plans and activities are more fully discussed in the notes to the consolidated financial statements in Item 8 of the Annual Report on Form 10-K filed on June 22, 2011.

Equity Compensation Plan Information

		March 31, 2011
Plan Category		Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
		(a)	(b)	(c)
Equity compensation plans approved by security holders	.....................................	2,534,226 (1)	$3.32	4,859,881(2)

Equity compensation plans not approved by security holders	.....................................	N/A	N/A	N/A

Total		2,534,226		4,859,881

(1)
Represents shares of common stock that may be issued pursuant to outstanding options granted under the following plans: 1,580,426 shares under the 1999 Stock Option Plan (“1999 Plan”) and 953,800 shares under the 2009 Equity Incentive Plan (“2009 Plan”). On February 25, 2009, at the 2009 Annual Meeting, our stockholders approved the 2009 Plan; following which the 1999 Plan was terminated, except as to options then issued and outstanding.

(2)
Represents shares of common stock that may be issued pursuant to options available for future grant under the following plans: 4,486,093 shares under the 2009 Plan and 373,788 shares of common stock available for purchase by employees under the 2001 Employee Stock Purchase Plan. The total number of shares available for issuance under the 2009 Plan at adoption date is based on the number of shares that have been reserved but not issued under the 1999 Plan, the shares under the 1999 Plan which expired, were cancelled or were forfeited, and the annual share reserve increase. Included in the 2009 Plan is the provision for the annual automatic share reserve increase on the last day of each fiscal year in an amount equal to the lesser of (a) 3% of the Company's total outstanding shares on the last day of its fiscal year, (b) 2,000,000, or (c) such lesser amount as determined in the sole and absolute discretion of the Board. On March 31, 2011, 843,059 shares (equivalent to 3% of the total outstanding shares on March 31, 2011) were added to the 2009 Plan reserve balance under the annual automatic share increase provisions; this increase is included in the 2009 Plan available shares balance above.

PROPOSAL THREE
RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the accounting firm of KPMG LLP to serve as the Company's independent auditors for the fiscal year ending March 31, 2012. KPMG LLP was the independent auditor for the year ended March 31, 2011. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
The decision of the Audit Committee to appoint KPMG LLP was based on a careful consideration of the firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.
Voting Information
Although ratification by stockholders is not required by law, the Board has determined that it is good corporate governance to request ratification of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of KPMG LLP as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2012 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection.
Fees Paid to Principal Accountants
The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2011 and 2010 fiscal years.

Description of Services	2011	2010
Audit Fees………………………………………………………………….	$462,152	$476,531
Audit-Related Fees…………………………………………………………	—	—
Tax Fees………………………………………………………………..…...	8,322	68,139
All Other Fees………………………………………………………………	—	—
Total……………………………………………………………………..…..	$470,474	$544,670
Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.
Audit-Related Fees. Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, but which are not reported under “Audit Fees.” We did not incur any “Audit-Related Fees” in the fiscal years ended March 31, 2011 and 2010.
Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

All Other Fees. All other fees consist of fees billed for all other products and services. We did not incur any “All Other Fees” in the fiscal years ended March 31, 2011 and 2010.
The Audit Committee pre-approved all of the services provided by KPMG LLP in fiscal years 2011 and 2010. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to us by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.
The Audit Committee has determined that the rendering of all the services described above by KPMG LLP was compatible with maintaining the auditors' independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of December 31, 2011, certain information with respect to the beneficial ownership of the Company's voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers (defined below), and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 28,164,347 shares of Common Stock, issued and outstanding as of December 31, 2011.

	Number of Shares of	Percent of Total
Name and Address(1)	Common Stock	Common Stock
5% Stockholders
Richard W. Koe (2)...............................................................................	14,959,556	53%
Astoria Capital Partners, LP (3) ..........................................................	14,894,956	53%
William M. Hitchcock (4) ...................................................................	1,417,332	5%
Directors and Officers
Philip D. Barrett (5) .............................................................................	282,948	1%
Gerald F. Chew (6) .............................................................................	135,833	*
Douglas G. Marshall (7) .....................................................................	129,663	*
Douglas G. Ballinger (8) .....................................................................	33,541	*
Nancy M. Harvey (9) ...........................................................................	3,333	*
Thomas G. Lim (10) ............................................................................	278,419	*
John H. Bramley (11) ..........................................................................	166,787	*
All Directors and Executive Officers as a group
(9 persons) (12) ...............................................................................	16,009,013	55%
* Represents less than 1%

(1)
Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618.

(2)
Shares above consist of 14,894,956 shares of Common Stock beneficially owned by Astoria, and 64,600 shares of Common Stock beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria. The Board appointed Mr. Koe as Interim President and CEO effective February 26, 2009. Mr. Koe also serves as Chairman of the Board.

(3)	The principal address of Astoria is 1675 SW Marlow Avenue, Suite 315, Portland, Oregon 97225.

(4)	Based on Schedule 13D filed with the Securities and Exchange Commission on November 11, 2011. The principal address of Mr. Hitchcock is 712 Main Street, Suite 2150, Houston, Texas 77002.

(5)
The principal address for Mr. Barrett is P.O. Box 1000, Camas, Washington 98607. Shares above consist of: (i) 217,141 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust; (ii) 29,141 shares of Common Stock owned by the Philip Barrett Family Charitable Trust; and (iii) options to purchase 36,666 shares of Common Stock exercisable within 60 days of December 31, 2011, held by Mr. Barrett. On November 23, 2010, Mr. Barrett adopted a pre-arranged trading plan designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions. The trading plan provides for the sale of up to 36,000 shares of the Company's common stock in twelve equal installments of 3,000 shares each on the 10th day of each month (or the next trading day thereafter if such date falls on a weekend or a holiday) beginning on January 10, 2011. On November 18, 2011, Mr. Barrett amended his previously adopted pre-arranged trading plan to extend the term of the Plan through April 2012, to increase the monthly installments of shares to be sold, beginning in January 2012, from 3,000 shares per month to 4,000 shares per month, and to change the trade date to the 8th of each month (or the next business day, if such date falls on a weekend or a holiday). The amended trading plan will expire in April 2012 upon completion of the final trade on April 9, 2012.

(6)	Shares above include options to purchase 105,833 shares of Common Stock exercisable within 60 days of December 31,

2011, held by Mr. Chew.

(7)	Shares above include options to purchase 105,833 shares of Common Stock exercisable within 60 days of December 31, 2011, held by Mr. Marshall.

(8)	Shares above include options to purchase 33,541 shares of Common Stock exercisable within 60 days of December 31, 2011, held by Mr. Ballinger.

(9)	Shares above include options to purchase 3,333 shares of Common Stock exercisable within 60 days of December 31, 2011, held by Ms. Harvey.

(10)	Shares above include options to purchase 275,519 shares of Common Stock exercisable within 60 days of December 31, 2011, held by Mr. Lim.

(11)	Shares above include options to purchase 158,333 shares of Common Stock exercisable within 60 days of December 31, 2011, held by Mr. Bramley.

(12)	Shares above include an aggregate of 737,391 shares of Common Stock issuable upon exercise of options exercisable within 60 days of December 31, 2011.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Officers
The following sets forth certain information regarding our executive officers as of December 31, 2011:

Name	Age	Position
Richard W. Koe	55	Chairman, Interim President and Chief Executive Officer
Thomas G. Lim	43	Chief Financial Officer, Vice President Finance, and Secretary
Gerald F. Chew	51	Senior Vice President, Corporate and Product Development
John H. Bramley	55	Vice President, Operations and Product Development
Clifford Torng	49	Vice President, Marketing

Please see Mr. Koe's and Mr. Chew's biographies in the “Proposal One - Election of Directors” section above.
Mr. Lim has served as our Chief Financial Officer and Vice President, Finance since May 2006 and has served as Secretary since August 2006. Prior to joining TigerLogic, from March 2004 to May 2006, Mr. Lim served as the Director of Finance and Controller of WageWorks, Inc., an employee benefits administration firm. Mr. Lim served as the Director of Finance of DNA Sciences, Inc., a bio-research company, from October 2002 to January 2004, and as the Corporate Controller of Certive Corporation, a software company, from June 2000 to September 2002. Mr. Lim holds a B.S. in Accounting and Finance from the University of California, Berkeley, Haas School of Business and an M.B.A. from the University of California, Berkeley, Haas School of Business. Mr. Lim is a Certified Public Accountant in California (Inactive).
Mr. Bramley has served as our Vice President of Operations since June 2008 and as our Vice President of Product Development since February 2007. From April 2001 to February 2007, Mr. Bramley held various corporate technical positions involved with the development, marketing and support of TigerLogic's XDMS technology. From November 1996 to April 2001, Mr. Bramley served as Vice President, Engineering responsible for the product development and technical support for our multi-dimensional database management systems. From January 1987 to November 1996, Mr. Bramley was involved in the management and development of the Pick database management system at Sequoia Systems, a vendor of fault tolerant hardware products. Mr. Bramley holds a B.S. in Computer Science, with honors, from the State University of New York, Plattsburgh, NY.
Mr. Torng has served as our Vice President of Marketing since June 2011. Prior to joining TigerLogic, from June 2010 to March 2011, Mr. Torng served as the Senior Vice President of US Marketing and Advertising for Ralph Lauren, Inc., a leading fashion brand and retailer. From November 2008 to February 2010, Mr. Torng served as Executive Vice President, Chief Marketing Officer for Movie Gallery, Inc., a video rental and specialty gaming retail chain. From May 1996 to October 2008, Mr. Torng served in a variety of roles, the last being Director of Marketing for the Jordan brand, for Nike, Inc., a leading sports brand manufacturer and retailer. From September 1991 to April 1996, Mr. Torng held a variety of roles for Saatchi & Saatchi Advertising, Asia Pacific, the last role being Executive Director, North Asia. Mr. Torng holds a B.A. in English from Cornell

University and an MBA from Cornell University's Johnson Graduate School of Management.
Executive Compensation
The following table sets forth the compensation of our named executive officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year ended March 31, 2011 and (ii) the two most highly compensated executive officers serving as such at the end of the fiscal year ended March 31, 2011, in addition to the chief executive officer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Grants ($)(2)	All Other Compensation ($)	Total ($)
Richard W. Koe,	2011	$240,000	$100,000(3)	—	$ 288(4)	$340,288
Interim President and Chief Executive Officer	2010	240,000	—	—	11,975(5)	251,975
Thomas Lim,	2011	200,000	70,000(3)		240(4)	270,240
CFO, Vice President, Finance, and Secretary	2010	187,500(6)	70,000(7)	45,923(6)	261(4)	303,684
John H. Bramley,	2011	185,000	40,000(3)	—	222(4)	225,222
Vice President, Operations	2010	185,000	62,500(7)	—	255(4)	247,755

(1)	Includes base salary amounts earned in each fiscal year. Includes amounts (if any) contributed at the named executive officer's option under the Company's 401(k) plan.

(2)
Amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company's Form 10-K filed on June 22, 2011 (Note 5, under the sub-heading “Stock-Based Compensation”). No shares were forfeited in any of the fiscal years presented of option awards received by the named executive officers. The material terms of each option grant is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.

(3)	Represents a discretionary bonus earned by the named executive officer in the fiscal year ended March 31, 2011, but paid in April 2011.

(4)	Represents insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officers

(5)
Includes (a) reimbursement of $11,673 for insurance premiums paid by Mr. Koe with respect to health insurance coverage; and (b) $302 of insurance premiums paid by the Company with respect to life insurance for the benefit of Mr. Koe.

(6)
On September 29, 2009, the Board approved a compensation adjustment for Mr. Lim to increase his base annual salary from $175,000 to $200,000 effective that same date, and approved a stock option award to Mr. Lim to purchase up to 25,000 shares of the Company's common stock under the Company's 2009 Equity Incentive Plan. The salary amount represents six months at the previous annual salary rate of $175,000 plus six months at the adjusted annual salary rate of $200,000. The option award was granted on September 29, 2009 at that date's closing market price of $2.50 per share.

(7)	Represents a discretionary bonus earned by the named executive officer in the fiscal year ended March 31, 2010, but paid in April 2010.

Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the outstanding equity awards held by each named executive officer as of March 31, 2011. The named executive officers did not exercise any options during the fiscal year ended March 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date(1)
Richard W. Koe ....................................................	—	—	—
Thomas Lim .........................................................	150,000 (2)	—	3.25	5/30/2016
	93,750	6,250(3)	2.70	6/12/2017
	9,374	15,626(4)	2.50	9/29/2019
John H. Bramley ..................................................	79,084(5)	—	5.39	7/11/2011
	50,000(6)	—	3.08	1/27/2015
	100,000(7)	—	2.53	1/30/2017

(1)
Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. The vesting of options granted to named executive officers may accelerate under specified conditions, as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. Option grants are priced using the closing NASDAQ market price on the date of Board approval, unless the option grants are approved when the NASDAQ market is closed, in which case the option grants are priced using the closing price of the next NASDAQ trading date.

(2)	This option was granted on May 30, 2006, vesting over four years, and was fully vested as of March 31, 2011.

(3)
This option was granted on June 12, 2007 and vests over four years, subject to Mr. Lim's continued employment, with 25% of the shares vesting on June 12, 2008 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

(4)
This option was granted on September 29, 2009 and vests over four years, subject to Mr. Lim's continued employment, with 25% of the shares vesting on September 29, 2010 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below..

(5)	This option was granted on July 11, 2001, vesting over four years, and was fully vested as of March 31, 2011. This option was not exercised and subsequently expired on July 11, 2011.

(6)	This option was granted on January 27, 2005,vesting over four years, and was fully vested as of March 31, 2011.

(7)	This option was granted on January 30, 2007, vesting over four years, and was fully vested as of March 31, 2011.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements
Regardless of the reason for termination, a named executive officer is entitled to receive upon termination of employment amounts earned through the termination date, including, base salary and unused vacation pay, and the right to exercise any shares of options vested up to the executive's termination date. The named executive officers are not otherwise entitled to any severance benefits upon voluntary resignation. Our Compensation Committee and Board of Directors determine whether any severance benefits are provided upon any voluntary termination on a case by case basis.

On April 8, 2009, in connection with the prior appointment of Richard W. Koe as Interim President and Chief Executive Officer, we entered into an employment agreement with Mr. Koe. The employment agreement provides that Mr. Koe will receive base compensation of $240,000 per year beginning April 1, 2009, and that from his start date of February 26, 2009 until March 31, 2009, he received the minimum salary required by applicable law. We will reimburse Mr. Koe for his monthly payments for health insurance coverage for him, his spouse and his dependents, and Mr. Koe will also be eligible to participate in our other, customary, employee benefit plans, including dental, vision, and disability insurance plans. In the event the Board of Directors appoints a new President and Chief Executive Officer and Mr. Koe's employment with us is terminated, Mr. Koe will be entitled to a lump sum payment equal to three months base salary, provided Mr. Koe agrees to execute and not revoke a release of claims agreement in a form acceptable to us. During his employment with us, Mr. Koe will continue to serve as the President of Astoria Capital Management, as the Managing General Partner of Astoria Capital Partners, L.P., and as a director on our Board of Directors.
Effective April 23, 2006, we entered into an offer letter agreement with Mr. Lim (the “Lim Offer Letter”). On December 18, 2008, the Board approved an amendment to the Lim Offer Letter primarily to bring the agreement into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder. The amendment to the Lim Offer Letter provided for the removal of certain noncompetition provisions and the elimination of acceleration of equity awards other than in connection with a change of control of the Company. In the event that Mr. Lim is terminated as a result of an involuntary termination, other than for cause or disability, within twelve (12) months after a change of control, one hundred percent (100%) of the shares subject to the options granted to Mr. Lim shall be vested on the date of Mr. Lim's termination. In the event that Mr. Lim is terminated for any reason other than for cause, Mr. Lim shall receive a lump sum severance payment equal to six (6) months of his annual base salary as then in effect, and except for the acceleration of vesting provided in the event of a change of control, the vesting of his stock options shall cease as of the date of his termination. Mr. Lim's receipt of severance benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us. On September 29, 2009, the Board approved a compensation adjustment for Mr. Lim to increase his base annual salary from $175,000 to $200,000 effective that same date, and approved a stock option award to Mr. Lim to purchase up to 25,000 shares of the Company's common stock.
On June 13, 2011, in connection with Mr. Torng's appointment as the Company's Vice President of Marketing, we entered into an offer letter agreement with Mr. Torng (the “Torng Offer Letter”). The Torng Offer Letter provides that Mr. Torng will receive base compensation of $175,000 per year and a grant of a stock option to purchase up to 250,000 shares of the Company's common stock, which will vest, so long as he remains a full-time employee of the Company, in twenty-five percent increments upon achievement of certain revenue milestones related to the performance of certain of the Company's product lines. In the event that Mr. Torng is terminated as a result of an involuntary termination, other than for cause or disability, within twelve (12) months after a change of control, one hundred percent (100%) of the shares subject to the options granted to Mr. Torng shall be vested on the date of Mr. Torng's termination. In the event that Mr. Torng's employment is terminated for any reason other than voluntary termination or for cause, the Company will pay (directly to the applicable service provider) for continuation of health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for Mr. Torng and any of his eligible dependents who are covered under the Company's health care plans at the time of termination, through February 2012. Mr. Torng's receipt of COBRA reimbursement benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us. Prior to joining the Company as an employee, Mr. Torng provided certain consulting services to the Company and, in connection with such services, received a grant of a stock option to purchase up to 20,000 shares of the Company's common stock on March 23, 2011, which will vest, so long as he remains a service provider, based on the following schedule: 0% before six months of service; 50% after six months of service; one-twelve (1/12th) on each monthly anniversary thereafter; and full vesting after twelve months of service.
On September 1, 2011, in connection with Mr. Chew's appointment as the Company's Senior Vice President, Corporate and Product Development, we entered into an offer letter agreement with Mr. Chew (the “Chew Offer Letter”). The Chew Offer Letter provides that Mr. Chew will receive base compensation of $200,000 per year, a one-time signing bonus in the amount of $24,000 and a grant of a stock option to purchase up to 300,000 shares of the Company's common stock, which will vest, so long as he remains a full-time employee of the Company, in accordance with the Company's standard vesting schedule. In the event that Mr. Chew is terminated as a result of an involuntary termination, other than for cause or disability, within twelve (12) months after a change of control, one hundred percent (100%) of the shares subject to the options granted to Mr. Chew shall be vested on the date of Mr. Chew's termination. In the event that Mr. Chew's employment is terminated for any reason other than voluntary termination or for cause, the Company will pay (directly to the applicable service provider) for continuation of health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for Mr. Chew and any of his eligible dependents who are covered under the Company's health care plans at the time of termination, for a six month period. Mr. Chew's receipt of COBRA reimbursement benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us.
Director Compensation
We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. Until June 2009, we did not pay cash compensation to our directors. On June 3, 2009, the Board approved a compensation program for the non-employee members of the Board effective that same date that provides for the following cash payments. Each non-employee director will be entitled to receive $1,000 for each Board meeting attended in-person; $500 for each Board meeting attended telephonically; and $250 for each meeting of the Committees of the Board. On April 7, 2010, the Board adopted a compensation program for the non-employee members of the Board effective that same date that provides for: (1) the continuation of the cash payments for meeting attendance that was adopted on June 3, 2009 as described above, and (2) an equity incentive compensation for their services on the Board and the Committees of the Board. Under the equity incentive compensation program, each non-employee director will receive an annual stock option grant of 10,000 shares of the Company's common stock on the first business day immediately following the date of each Annual Meeting of stockholders. Any non-employee director newly elected to the Board will receive an initial stock option grant of 25,000 shares of the Company's common stock on the first business day immediately following the date of the election. A director first elected to the Board at any Annual Meeting will receive the initial grant, but not the annual grant on the date following the Annual Meeting at which he or she will have been elected. All of the options granted to non-employee directors will vest monthly over a three-

year period and, in accordance with the Company's existing policy, will be subject to 100% acceleration in the event of a Corporate Transaction, as described below.
Richard W. Koe, the Company's Chairman and Interim President and Chief Executive Officer, is not eligible to participate in this compensation program for so long as he is an employee of the Company. Gerald F. Chew, the Company's Senior Vice President, Corporate and Product Development, also lost his eligibility to participate in this compensation program upon joining the Company as an employee in September 2011.
The Board will annually evaluate and consider whether to maintain or modify the compensation program for the non-employee directors.

Director Compensation Table
The following table sets forth the compensation for our directors for the fiscal year ended March 31, 2011. The directors did not exercise any options during the fiscal year ended March 31, 2011. Ms. Harvey joined the Board in September 2011 and did not receive any compensation for services as a director during the fiscal year ended March 31, 2011.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Richard W. Koe(3)........................................................	$-	$-	$-
Gerald F. Chew(4)........................................................	5,000(4)	30,157(4)	35,157
Douglas G. Marshall .....................................................	5,000	30,157(5)	35,157
Philip D. Barrett ...........................................................	4,750	30,157(6)	34,907
Douglas G. Ballinger .....................................................	2,000	30,157(7)	32,157

(1)
Represents cash payments made to each non-employee director for attending Board and Committee meetings in the fiscal year ended March 31, 2011, in accordance with the compensation program described above.

(2)
Amounts shown do not reflect cash compensation actually received by the directors. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year ended March 31, 2011. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company's Form 10-K filed on June 22, 2011 (Note 5, under the sub-heading “Stock-Based Compensation”). Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. For all options awarded to directors, 100% of the shares subject to the options granted may immediately vest in the event of a Corporate Transaction, defined as any of the following transactions: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of subsidiary corporations); (c) approval by the Company's stockholders of any plan or proposal for complete liquidation or dissolution of the Company; (d) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (e) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

(3)
Mr. Koe's security ownership is described under the caption “Security Ownership of Certain Beneficial Owners and Management”. Mr. Koe was appointed as Interim President and Chief Executive Officer on February 26, 2009. Mr. Koe continues to serve as Chairman of the Board.

(4)
Option award corresponds to an option grant on February 25, 2011 for 10,000 shares that vest monthly over three years, subject to Mr. Chew's continued service. Mr. Chew held a total of 150,000 outstanding option awards as of March 31, 2011. Effective September 1, 2011, Mr. Chew was appointed the Company's Senior Vice President, Corporate and Product Development, and was no longer eligible to participate in the Company's non-employee director compensation program. Fees earned represent amounts earned while serving as a non-employee director.

(5)
Option award corresponds to an option grant on February 25, 2011 for 10,000 shares that vest monthly over three years, subject to Mr. Marshall's continued service. Mr. Marshall held a total of 150,000 outstanding option awards as of March 31, 2011.

(6)
Option award corresponds to an option grant on February 25, 2011 for 10,000 shares that vest monthly over three years, subject to Mr. Barrett's continued service. Mr. Barrett held a total of 60,000 outstanding option awards as of March 31, 2011. Mr. Barrett's security ownership is described further in the “Security Ownership of Certain Beneficial Owners and Management” section above.

(7)
Option award corresponds to an option grant on February 25, 2011 for 10,000 shares that vest monthly over three years, subject to Mr. Ballinger's continued service. Mr. Ballinger held a total of 60,000 outstanding option awards as of March 31, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file certain reports of ownership and changes in ownership of our securities with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from these persons that no other reports were required during the fiscal year ended March 31, 2011, all reports required to be filed during the fiscal year ended March 31, 2011 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were timely filed, with the exception of late filings of one Form 4 each by Mssrs. Chew, Marshall, Barrett and Ballinger reporting a single option grant transaction by each of them.
Certain Relationships and Related Party Transactions
A description of the terms of the employment agreement between us and Mr. Koe, and the compensation arrangements between us and Messrs. Lim, Torng, and Chew, may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” hereof. In addition, we entered into an expense reimbursement agreement with Astoria, our largest stockholder, in connection with Mr. Koe's appointment as our Interim President and Chief Executive Officer, pursuant to which we agreed to reimburse Astoria for a portion of overhead costs and expenses related to the use by Mr. Koe of Astoria's premises and office equipment while performing his employment duties for us. The agreement terminates 90 days after Mr. Koe is either no longer employed by us or is no longer performing services for us from Astoria's premises. Mr. Koe also serves as President of Astoria. Since the start of the agreement on April 1, 2009, the Company has reimbursed Astoria approximately $7,100 per month. Effective April 1, 2011, the Company entered into a new office lease in Portland, Oregon, and as a result, the expense reimbursement agreement with Astoria terminated effective June 30, 2011.
We have entered into our standard form of indemnification agreement with each of our directors and executives.
It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:
The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2011.
The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.
The Audit Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with KPMG LLP its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2011 filed with the SEC on June 22, 2011.
The Audit Committee also has considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.
Respectfully submitted by:

Nancy M. Harvey
Douglas G. Marshall
Philip D. Barrett

***

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than September 22, 2012, for inclusion in the Company's proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2012 annual meeting, but you do not intend to have it included in our 2012 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than September 22, 2012.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.
Copies of the Company's recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to Thomas G. Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618, telephone number (949) 442-4400. Copies may also be obtained from the Company's website at www.tigerlogic.com.
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.
This year, brokers with account holders who are TigerLogic Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to Thomas G. Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618, telephone number (949) 442-4400.
By Order of the Board of Directors,

Richard W. Koe
Chairman of the Board
January 20, 2012
Irvine, California

APPENDIX A

TIGERLOGIC CORPORATION
2011 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors October 11, 2011
Approved by the Stockholders__________, 2012

1.Purpose.
(a)    The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.
(b)    The Plan is an amendment and restatement of the TigerLogic Corporation 2001 Employee Stock Purchase Plan.
(c)    The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed accordingly.
2.    Definitions. As used herein, the following definitions shall apply:
(a)    “Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.
(b)    “Applicable Laws” means the legal requirements relating to employee stock purchase plans under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.
(c)    “Board” means the Board of Directors of the Company.
(d)    “Code” means the Internal Revenue Code of 1986, as amended.
(e)    “Common Stock” means the common stock of the Company.
(f)    “Company” means TigerLogic Corporation, a Delaware corporation.
(g)    “Compensation” means an Employee's base salary, overtime, bonuses, annual awards, and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code or an arrangement under Section 132(f)(4) of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.
(h)    “Corporate Transaction” means any of the following transactions:
(i)    Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (but excluding any “person” who is the “beneficial owner” of an aggregate of 50% or more of the total voting power of the Company's outstanding securities as of the Effective Date, or any affiliate thereof);
(ii)    The consummation of (A) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls the Company or such surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or the entity that controls the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) the sale or disposition by the Company of all or substantially all the Company's assets; or
(iii)    The complete liquidation of the Company.
(i)    “Designated Parents or Subsidiaries” means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.
(j)    “Director” means a member of the Board.
(k)    “Effective Date” means October 15, 2011. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.
(l)    “Employee” means any individual, including an officer or Director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423(b)(4) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan. For purposes of this Plan, neither service as a Director nor payment of a Director's fee shall be sufficient, by themselves, to make an individual an Employee.
(m)    “Enrollment Date” means the first day of each Offer Period.
(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)    “Exercise Date” means the last day of each Offer Period (or Purchase Period, if applicable).
(p)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations which requires that consideration be given to (A) the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, or (B) if there are no securities of reasonably comparable corporations in the same industry being traded, the earnings history, book value and prospects of the issuer in light of market conditions generally.
(q)    “Offer Period” means an Offer Period established pursuant to Section 4 hereof.
(r)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(s)    “Participant” means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.
(t)    “Plan” means this Employee Stock Purchase Plan.

(u)    “Purchase Period” means a period specified as such pursuant to Section 4(b) hereof.
(v)    “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.
(w)    “Reserves” means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.
        (x)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.    Eligibility

(a)    General. Subject to the provisions of Subsection 3(c) below, any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.
(b)    Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.
(c)    Other Limits on Eligibility. Notwithstanding Subsection 3(a) above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is twenty (20) hours or less per week; (ii) Employees whose customary employment is for not more than five (5) months in any calendar year; (iii) Employees who have been employed for fewer than five (5) business days as of the Enrollment Date for such Offer Period; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.
4.    Offer Periods.
(a)    The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as: (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased, or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be six (6) months. Initially, the Plan shall be implemented through consecutive Offer Periods of six (6) months' duration commencing each February 15 and August 15 following the Effective Date (except that the initial Offer Period under the Plan shall commence on the later to occur of (i) February 15, 2012 or (ii) the date stockholder approval of the Plan shall have been received by the Company, and shall end on August 14, 2012).
(b)    A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised on the last day of the Offer Period. However, with respect to any Offer Period, the Administrator may specify shorter Purchase Periods within an Offer Period, such that the option granted on the Enrollment Date shall be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period.
(c)    Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.
5.    Participation.
(a)    An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or in such other form or procedure the Administrator determines for evidencing elections to participate) and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.
(b)    Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.
6.    Payroll Deductions.
(a)    At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period.
(b)    All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.
(c)    A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.
d)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.
7.    Grant of Option.
(a)    On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) up to a maximum of one thousand five hundred (1,500) shares of the Common Stock, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.
(b)    The maximum aggregate number of shares that all Participants shall be able to purchase during an Offer Period shall be the remaining Shares available under the Plan as of the Enrollment Date for that Offer Period.
(c)    In accordance with Section 423(b)(5) of the Code, all Employees granted an option under the Plan shall have the same rights and privileges.
8.    Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10 below, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Offer Period (or Purchase Period, if applicable) or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7 above shall be returned to the Participant and shall not be carried over to the next Offer Period (or Purchase Period, if applicable). During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.
9.    Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.
10.    Withdrawal; Termination of Employment.
(a)    A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. If the Participant elects withdrawal alternative (i) described above, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.
(b)    Upon termination of a Participant's employment relationship (as described in Section 2(l)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated. Upon termination of a Participant's employment relationship (as described in Section 2(l)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with subsection (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.
11.    Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.
12.    Stock.
(a)    The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.
(b)    A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.
(c)    Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
13.    Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.
14.    Designation of Beneficiary.
(a)    Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
(b)    Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.
15.    Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.
16.    Use of Funds. Each Participant's payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
17.    Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
18.    Adjustments Upon Changes in Capitalization; Corporate Transactions.
(a)    Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.
(b)    Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that either:
(i)    the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or
(ii)    the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the difference in the Fair Market Value of the shares subject to the option and the Purchase Price due had the Participant's option been exercised automatically under Subsection (b)(i) above.
For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

19.    Amendment or Termination.
(a)    The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period (and/or any Purchase Period, if applicable) then in progress if the Administrator determines that the termination of the Plan or such one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.
(b)    Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, implement and/or change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.
20.    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.
21.    Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.
22.    Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. The Plan shall continue until it is terminated in accordance with Section 19.
23.    Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.
24.    No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.
25.    No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not an “employee benefit pension plan” or an “employee welfare benefit plan” under the Employee Retirement Income Security Act of 1974, as amended.
26.    Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.
27.    Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
28.    Information to Participants. The Company shall provide to each Participant, during the period for which such Participant has an option outstanding, copies of financial statements at least annually and all annual reports and other information which is provided to all shareholders of the Company.

EXHIBIT A
TigerLogic Corporation 2011 Amended and Restated Employee Stock Purchase Plan
SUBSCRIPTION AGREEMENT
Effective with the Offer Period beginning on:
[ ]
PERSONAL INFORMATION [modify data requested as appropriate]

Legal Name (Please Print)
	(Last)	(First)	MI	Location
Address
Daytime Telephone
City, State/Country, Zip
Email Address
Employee I..D. No.
Manager
ELIGIBILITY. Any Employee whose customary employment is more than twenty (20) hours per week and more than 5 months per calendar year, who has been an Employee for more than 5 business days as of Enrollment Date for the applicable Offer Period and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a Parent or a Subsidiary, whether in stock or options to acquire stock is eligible to participate in the TigerLogic Corporation 2011 Amended and Restated Employee Stock Purchase Plan (the “ESPP”); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.
DEFINITIONS. Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.
SUBSCRIPTION. I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.
PAYROLL DEDUCTION AUTHORIZATION. I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed the lesser of 10% of Compensation or $21,250 per calendar year).

Percentage to be Deducted (circle one)	1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
ESPP ACCOUNTS AND PURCHASE PRICE. I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.
WITHDRAWAL AND CHANGES IN PAYROLL DEDUCTION. I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Offer Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after ten (10) business days from the Company's receipt of the Change of Status Notice.

PERPETUAL SUBSCRIPTION. I understand that this Subscription Agreement shall remain in effect for successive

Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.
TAXES. I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.
DESIGNATION OF BENEFICIARY. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP: [ ] I am single [ ] I am married

Beneficiary (please print)
	(Last)	(First)	(MI)	Relationship to beneficiary
(if any)
Address
City, State/Country, Zip

TERMINATION OF ESPP. I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

Date:	Employee Signature

Spouse's signature (if beneficiary is other than spouse)

EXHIBIT B
ESPP Change of Status Notice

TigerLogic Corporation Employee Stock Purchase Plan

Participant Name (Please Print) ____________________________________________________________

Employee I.D. Number ____________________________________________________________________

Withdrawal From ESPP
I hereby withdraw from the TigerLogic Corporation 2011 Amended and Restated Employee Stock Purchase Plan (the “ESPP”) and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me or applied to the purchase of Common Stock depending on the alternative indicated below. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.
______ Withdrawal and Purchase of Common Stock

Payroll deductions will terminate, but your account balance will be applied to purchase Common Stock on the next Exercise Date. Any remaining balance will be refunded.

______ Withdrawal Without Purchase of Common Stock

Entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

Change in Payroll Deduction
Note: This change can only be made at the beginning of an Offer Period. No change can be made during the Offer Period.

I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

Percentage to be Deducted (circle one)	1% 2% 3% 4% 5% 6% 7% 8% 9% 10%

Change of Beneficiary            _____ I am single            _____ I am married
This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

Beneficiary (please print)_______________________________________________________________
(Last)             (First)            (MI)

Relationship to Beneficiary (if any)_______________________________________________________
Street Address________________________________________________________________________
City, State/Country, Zip_________________________________________________________________

Date:_______________________________ Employee Signature: ____________________________________________________
___________________________________________________
Spouse's signature (if new beneficiary is other than
spouse)

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
TIGERLOGIC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — FEBRUARY 23, 2012

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Koe and Thomas Lim, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents"), in the name of the undersigned, to attend the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation, (the "Company") to be held at the Sheraton Sunnyvale Hotel, 1100 North Mathilda Avenue, Sunnyvale, California 94089 on Thursday, February 23, 2012 at 10:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

Please be sure to date and sign this proxy card in the box below.

Date ____________

Sign above ____________ Co-holder (if any) sign above ____________

The Board of Directors recommends a vote FOR proposals One, Two and Three.

Douglas G. Marshall
Philip D. Barrett

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS A VOTE FOR PROPOSALS ONE, TWO AND THREE.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign.

Detach above card, sign, date and mail in postage paid envelope provided.

TIGERLOGIC CORPORATION

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2011 and Proxy Statement dated January 20, 2012, is hereby acknowledged by the undersigned.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/4347

4347